Leases	12 Months Ended
Dec. 31, 2025
Leases [Abstract]
Leases
Note 12: - Leases

The Company leases office spaces under non-cancellable operating lease agreements in Israel and the U.S. The operating lease of the Company’s office space in Israel will expire in December 2026. In addition, a subsidiary of the Company entered into an operating lease agreement for office space in Israel, which will expire in December 2027 and includes a one-year renewal option. The operating lease for the office space in the U.S expires in April 2027 and has no renewal option. The Company subleases a portion of its Israel office space.

The components of operating lease cost recorded under operating expenses were as follows for the years ended:

	December 31,
	2025	2024	2023
Fixed cost and variable cost that depend on an index	$3,225	$3,121	$2,689
Impairment of lease ROU asset	-	-	211
Short term lease cost	227	63	76
Sublease income	(182)	(204)	(1,293)
Total	$3,270	$2,980	$1,683

Weighted average discount rate for the years ended December 31, 2025 and 2024 were 3.77% and 3.07%.

Weighted average remaining lease term for the years ended December 31, 2025 and 2024 were 1.55 years and 2.06 years, respectively.

Cash payments related to operating lease liabilities for the years ended December 31, 2025, 2024 and 2023, were $3,337, $3,331, and $3,374, respectively

The minimum lease payments for the Company’s ROU assets over the remaining lease periods as of December 31, 2025, were as follows:

2026	$3,422
2027	522
2028	372
Total undiscounted lease payments	4,316
Less: imputed interest	(153)
Present value of lease liabilities	$4,163

As of December 31, 2025, the Company has an operating lease that has not yet commenced, with a lease obligation of approximately $24,426 for new offices. The operating lease will commence on January 1, 2027, with a lease term of five years, including an option for a five-year extension.